Exhibit 99.2

The Travelers Companies, Inc. Financial Supplement - First Quarter 2012

The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc. Financial Highlights ($ and shares in millions, except per share data)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Net income (loss)	$839	$(364)	$333	$618	$806
Net income (loss) per share:
Basic	$1.94	$(0.88)	$0.80	$1.52	$2.04
Diluted	$1.92	$(0.88)	$0.79	$1.51	$2.02

Operating income (loss)	$826	$(377)	$332	$609	$801
Operating income (loss) per share:
Basic	$1.91	$(0.91)	$0.79	$1.50	$2.03
Diluted	$1.89	$(0.91)	$0.79	$1.48	$2.01

Return on equity	13.3%	(5.8)%	5.3%	10.0%	13.1%
Operating return on equity	14.1%	(6.6)%	5.9%	11.1%	14.7%

Total assets, at period end	$105,252	$106,468	$106,933	$104,602	$104,866
Total equity, at period end	$25,243	$25,008	$25,172	$24,477	$24,872

Book value per share, at period end	$59.91	$59.62	$60.98	$62.32	$63.81
Less: Net unrealized investment gains, net of tax	4.30	5.30	6.45	7.31	7.28
Adjusted book value per share, at period end	$55.61	$54.32	$54.53	$55.01	$56.53

Weighted average number of common shares outstanding (basic)	428.2	418.6	415.0	403.0	392.0
Weighted average number of common shares outstanding and common stock equivalents (diluted)	434.4	418.6	418.5	407.0	395.8
Common shares outstanding at period end	420.3	419.5	412.8	392.8	389.8

Common stock dividends declared	$155	$175	$173	$166	$162

Common stock repurchased:
Under Board of Director authorization
Shares	18.9	3.9	7.3	20.9	6.0
Cost	$1,100	$237	$375	$1,188	$350
Other
Shares	0.8	0.6	—	—	0.8
Cost	$46	$36	$—	$—	$52

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Reconciliation to Net Income (Loss) and Earnings Per Share ($ and shares in millions, except earnings per share)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012
Net income (loss)
Operating income (loss)	$826	$(377)	$332	$609	$801
Net realized investment gains	13	13	1	9	5
Net income (loss)	$839	$(364)	$333	$618	$806

Basic earnings per share
Operating income (loss)	$1.91	$(0.91)	$0.79	$1.50	$2.03
Net realized investment gains	0.03	0.03	0.01	0.02	0.01
Net income (loss)	$1.94	$(0.88)	$0.80	$1.52	$2.04

Diluted earnings per share
Operating income (loss)	$1.89	$(0.91)	$0.79	$1.48	$2.01
Net realized investment gains	0.03	0.03	—	0.03	0.01
Net income (loss)	$1.92	$(0.88)	$0.79	$1.51	$2.02

Adjustments to net income (loss) and weighted average shares for net income (loss) EPS calculations: (1)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012
Basic
Net income (loss), as reported	$839	$(364)	$333	$618	$806
Preferred stock dividends	(1)	—	—	—	—
Participating share-based awards - allocated income	(7)	(2)	(2)	(5)	(6)
Net income (loss) available to common shareholders - basic	$831	$(366)	$331	$613	$800

Diluted
Net income (loss) available to common shareholders - basic	$831	$(366)	$331	$613	$800
Effect of dilutive securities:
Convertible preferred stock	1	—	—	—	—
Net income (loss) available to common shareholders - diluted	$832	$(366)	$331	$613	$800

Common Shares
Basic
Weighted average shares outstanding	428.2	418.6	415.0	403.0	392.0

Diluted
Weighted average shares outstanding	428.2	418.6	415.0	403.0	392.0
Weighted average effects of dilutive securities:
Convertible preferred stock	1.6	—	—	—	—
Stock options and performance shares	4.6	—	3.5	4.0	3.8
Diluted weighted average shares outstanding	434.4	418.6	418.5	407.0	395.8

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can also be used for the operating income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Income (Loss) - Consolidated ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Revenues
Premiums	$5,371	$5,503	$5,605	$5,611	$5,523
Net investment income	779	758	690	652	740
Fee income	74	74	79	69	82
Net realized investment gains	20	19	2	14	10
Other revenues	34	34	31	27	37
Total revenues	6,278	6,388	6,407	6,373	6,392

Claims and expenses
Claims and claim adjustment expenses	3,382	5,141	4,136	3,617	3,364
Amortization of deferred acquisition costs	948	970	982	976	971
General and administrative expenses	883	907	860	906	884
Interest expense	96	97	97	96	96
Total claims and expenses	5,309	7,115	6,075	5,595	5,315

Income (loss) before income taxes	969	(727)	332	778	1,077
Income tax expense (benefit)	130	(363)	(1)	160	271
Net income (loss)	$839	$(364)	$333	$618	$806

Net realized investment gains
Other-than-temporary impairment losses:
Total gains	$2	$5	$9	$14	$—
Non-credit component of impairments recognized in accumulated other comprehensive income	(6)	(9)	(21)	(19)	(4)
Other-than-temporary impairment losses	(4)	(4)	(12)	(5)	(4)
Other net realized investment gains	24	23	14	19	14
Net realized investment gains	$20	$19	$2	$14	$10

Other statistics
Effective tax rate on net investment income	20.2%	20.1%	18.6%	16.9%	19.9%
Net investment income (after-tax)	$622	$606	$561	$541	$593

Catastrophes, net of reinsurance:
Pre-tax	$186	$1,668	$606	$102	$168
After-tax	$122	$1,085	$394	$68	$109

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Income (Loss) by Major Component and Combined Ratio - Consolidated ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Underwriting gain (loss)	$249	$(924)	$(185)	$115	$248
Net investment income	622	606	561	541	593
Other, including interest expense	(45)	(59)	(44)	(47)	(40)
Operating income (loss)	826	(377)	332	609	801
Net realized investment gains	13	13	1	9	5
Net income (loss)	$839	$(364)	$333	$618	$806

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	62.1%	92.6%	72.9%	63.7%	60.1%
Underwriting expense ratio	32.6%	32.4%	31.6%	32.2%	32.1%
Combined ratio	94.7%	125.0%	104.5%	95.9%	92.2%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	93.8%	124.1%	103.6%	95.1%	91.4%

Impact of catastrophes on combined ratio	3.4%	30.3%	10.8%	1.8%	3.1%
Impact of prior year reserve development on combined ratio	-4.4%	-3.1%	-3.3%	-2.3%	-5.5%

(1)  Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012
Billing and policy fees	$26	$25	$26	$25	$27
Fee income:
Loss and loss adjustment expenses	$33	$34	$38	$28	$35
Underwriting expenses	41	40	41	41	47
Total fee income	$74	$74	$79	$69	$82

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Operating Income (Loss) - Consolidated
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Revenues
Premiums	$5,371	$5,503	$5,605	$5,611	$5,523
Net investment income	779	758	690	652	740
Fee income	74	74	79	69	82
Other revenues	34	34	31	27	37
Total revenues	6,258	6,369	6,405	6,359	6,382

Claims and expenses
Claims and claim adjustment expenses	3,382	5,141	4,136	3,617	3,364
Amortization of deferred acquisition costs	948	970	982	976	971
General and administrative expenses	883	907	860	906	884
Interest expense	96	97	97	96	96
Total claims and expenses	5,309	7,115	6,075	5,595	5,315

Operating income (loss) before income taxes	949	(746)	330	764	1,067
Income tax expense (benefit)	123	(369)	(2)	155	266
Operating income (loss)	$826	$(377)	$332	$609	$801

Other statistics
Effective tax rate on net investment income	20.2%	20.1%	18.6%	16.9%	19.9%
Net investment income (after-tax)	$622	$606	$561	$541	$593

Catastrophes, net of reinsurance:
Pre-tax	$186	$1,668	$606	$102	$168
After-tax	$122	$1,085	$394	$68	$109

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012
Statutory underwriting
Gross written premiums	$5,961	$6,124	$6,226	$5,576	$6,073
Net written premiums	$5,437	$5,817	$5,672	$5,261	$5,497

Net earned premiums	$5,371	$5,503	$5,605	$5,611	$5,523
Losses and loss adjustment expenses	3,342	5,100	4,094	3,570	3,318
Underwriting expenses	1,772	1,837	1,812	1,735	1,797
Statutory underwriting gain (loss)	257	(1,434)	(301)	306	408
Policyholder dividends	10	8	11	15	12
Statutory underwriting gain (loss) after policyholder dividends	$247	$(1,442)	$(312)	$291	$396

Other statutory statistics
Reserves for losses and loss adjustment expenses	$40,301	$41,482	$41,238	$40,899	$40,791
Increase (decrease) in reserves	$66	$1,181	$(244)	$(339)	$(108)
Statutory surplus	$20,588	$20,224	$19,842	$19,174	$19,867
Net written premiums/surplus (1)	1.06:1	1.09:1	1.12:1	1.16:1	1.12:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012
Written premiums
Gross	$5,961	$6,124	$6,226	$5,576	$6,073
Ceded	(524)	(307)	(554)	(315)	(576)
Net	$5,437	$5,817	$5,672	$5,261	$5,497

Earned premiums
Gross	$5,804	$5,920	$6,031	$6,032	$5,973
Ceded	(433)	(417)	(426)	(421)	(450)
Net	$5,371	$5,503	$5,605	$5,611	$5,523

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Business Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Revenues
Premiums	$2,745	$2,802	$2,890	$2,890	$2,876
Net investment income	556	541	487	457	532
Fee income	74	74	78	69	82
Other revenues	9	10	8	4	14
Total revenues	3,384	3,427	3,463	3,420	3,504

Claims and expenses
Claims and claim adjustment expenses	1,773	2,579	2,204	1,891	1,709
Amortization of deferred acquisition costs	444	457	460	454	467
General and administrative expenses	473	492	471	508	498
Total claims and expenses	2,690	3,528	3,135	2,853	2,674

Operating income (loss) before federal income taxes	694	(101)	328	567	830
Income tax expense (benefit)	90	(112)	34	122	218
Operating income	$604	$11	$294	$445	$612

Other statistics
Effective tax rate on net investment income	20.0%	19.9%	18.2%	17.1%	20.0%
Net investment income (after-tax)	$445	$433	$398	$379	$425

Catastrophes, net of reinsurance:
Pre-tax	$112	$697	$195	$14	$53
After-tax	$73	$453	$127	$9	$34

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Business Insurance ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Underwriting gain (loss)	$153	$(429)	$(110)	$63	$177
Net investment income	445	433	398	379	425
Other	6	7	6	3	10
Operating income	$604	$11	$294	$445	$612

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	63.1%	90.6%	74.8%	64.1%	57.8%
Underwriting expense ratio	31.8%	32.3%	30.6%	31.7%	31.8%
Combined ratio	94.9%	122.9%	105.4%	95.8%	89.6%

Impact of catastrophes on combined ratio	4.1%	24.9%	6.8%	0.5%	1.8%
Impact of prior year reserve development on combined ratio	-5.2%	-1.0%	-0.9%	-1.7%	-8.6%

(1)  Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012
Billing and policy fees	$5	$4	$5	$5	$5
Fee income:
Loss and loss adjustment expenses	$33	$34	$37	$28	$35
Underwriting expenses	41	40	41	41	47
Total fee income	$74	$74	$78	$69	$82

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Business Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Statutory underwriting
Gross written premiums	$3,306	$3,094	$3,205	$2,813	$3,429
Net written premiums	$3,020	$2,879	$2,826	$2,615	$3,100

Net earned premiums	$2,745	$2,802	$2,890	$2,890	$2,876
Losses and loss adjustment expenses	1,736	2,540	2,167	1,846	1,663
Underwriting expenses	899	918	898	864	940
Statutory underwriting gain (loss)	110	(656)	(175)	180	273
Policyholder dividends	7	5	7	13	10
Statutory underwriting gain (loss) after policyholder dividends	$103	$(661)	$(182)	$167	$263

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Net written premiums by market
Select Accounts	$732	$738	$666	$648	$718
Commercial Accounts	822	659	747	662	861
National Accounts	211	188	176	207	235
Industry-Focused Underwriting	628	579	649	551	648
Target Risk Underwriting	413	468	356	350	429
Specialized Distribution	209	246	231	194	208
Total core	3,015	2,878	2,825	2,612	3,099
Business Insurance other	5	1	1	3	1
Total	$3,020	$2,879	$2,826	$2,615	$3,100

Net written premiums by product line
Commercial multi-peril	$841	$780	$743	$732	$819
Workers’ compensation	854	678	750	677	944
Commercial automobile	493	505	515	442	489
Property	414	468	354	359	416
General liability	415	442	448	400	426
Other	3	6	16	5	6
Total	$3,020	$2,879	$2,826	$2,615	$3,100

National accounts
Additions to claim volume under administration (1)	$540	$416	$412	$490	$639
Written fees	$73	$63	$63	$64	$88

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Financial, Professional & International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Revenues
Premiums	$773	$810	$799	$792	$737
Net investment income	106	105	101	102	104
Fee income	—	—	1	—	—
Other revenues	7	6	6	7	8
Total revenues	886	921	907	901	849

Claims and expenses
Claims and claim adjustment expenses	433	378	297	379	341
Amortization of deferred acquisition costs	147	152	154	150	143
General and administrative expenses	160	160	162	166	165
Total claims and expenses	740	690	613	695	649

Operating income before federal income taxes	146	231	294	206	200
Income tax expense	26	67	83	54	51
Operating income	$120	$164	$211	$152	$149

Other statistics
Effective tax rate on net investment income	21.2%	21.2%	20.8%	15.8%	18.9%
Net investment income (after-tax)	$84	$82	$81	$85	$85

Catastrophes, net of reinsurance:
Pre-tax	$21	$14	$3	$17	$—
After-tax	$15	$10	$2	$13	$—

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Financial, Professional & International Insurance ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Underwriting gain	$32	$78	$126	$63	$59
Net investment income	84	82	81	85	85
Other	4	4	4	4	5
Operating income	$120	$164	$211	$152	$149

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	55.6%	46.2%	36.8%	47.3%	46.0%
Underwriting expense ratio	39.7%	38.6%	39.4%	40.0%	41.8%
Combined ratio	95.3%	84.8%	76.2%	87.3%	87.8%

Impact of catastrophes on combined ratio	2.7%	1.7%	0.4%	2.2%	0.0%
Impact of prior year reserve development on combined ratio	-5.1%	-11.7%	-19.1%	-9.0%	-6.1%

(1)  Before policyholder dividends.

(2)  Fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012
Fee income:
Loss and loss adjustment expenses	$—	$—	$1	$—	$—
Underwriting expenses	—	—	—	—	—
Total fee income	$—	$—	$1	$—	$—

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Financial, Professional & International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Statutory underwriting
Gross written premiums	$810	$910	$854	$834	$791
Net written premiums	$624	$879	$808	$791	$604

Net earned premiums	$773	$810	$799	$792	$737
Losses and loss adjustment expenses	430	375	294	375	341
Underwriting expenses	309	312	303	300	316
Statutory underwriting gain	34	123	202	117	80
Policyholder dividends	3	3	4	2	2
Statutory underwriting gain after policyholder dividends	$31	$120	$198	$115	$78

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Financial, Professional & International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Net written premiums by market
Bond & Financial Products	$369	$533	$538	$513	$357
International	255	346	270	278	247
Total	$624	$879	$808	$791	$604

Net written premiums by product line
General liability	$135	$234	$230	$237	$143
Fidelity & surety	196	264	260	237	172
International	255	346	270	278	247
Other	38	35	48	39	42
Total	$624	$879	$808	$791	$604

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income (Loss) - Personal Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Revenues
Premiums	$1,853	$1,891	$1,916	$1,929	$1,910
Net investment income	117	112	102	93	104
Other revenues	18	18	17	17	19
Total revenues	1,988	2,021	2,035	2,039	2,033

Claims and expenses
Claims and claim adjustment expenses	1,176	2,184	1,635	1,347	1,314
Amortization of deferred acquisition costs	357	361	368	372	361
General and administrative expenses	235	225	222	226	214
Total claims and expenses	1,768	2,770	2,225	1,945	1,889

Operating income (loss) before federal income taxes	220	(749)	(190)	94	144
Income tax expense (benefit)	50	(278)	(82)	17	36
Operating income (loss)	$170	$(471)	$(108)	$77	$108

Other statistics
Effective tax rate on net investment income	20.0%	19.9%	18.5%	17.5%	20.1%
Net investment income (after-tax)	$93	$91	$82	$77	$83

Catastrophes, net of reinsurance:
Pre-tax	$53	$957	$408	$71	$115
After-tax	$34	$622	$265	$46	$75

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income (Loss) by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Underwriting gain (loss)	$64	$(573)	$(201)	$(11)	$12
Net investment income	93	91	82	77	83
Other	13	11	11	11	13
Operating income (loss)	$170	$(471)	$(108)	$77	$108

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	63.4%	115.6%	85.3%	69.9%	68.8%
Underwriting expense ratio	30.8%	29.9%	29.7%	29.9%	29.0%
Combined ratio	94.2%	145.5%	115.0%	99.8%	97.8%
GAAP combined ratio excluding incremental impact of direct to consumer initiative	91.4%	143.2%	112.5%	97.4%	95.7%

Impact of catastrophes on combined ratio	2.8%	50.7%	21.3%	3.7%	6.0%
Impact of prior year reserve development on combined ratio	-3.0%	-2.4%	-0.3%	-0.3%	-0.5%

(1)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012
Billing and policy fees	$21	$21	$21	$20	$22

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Statutory underwriting
Gross written premiums	$1,845	$2,120	$2,167	$1,929	$1,853
Net written premiums	$1,793	$2,059	$2,038	$1,855	$1,793

Net earned premiums	$1,853	$1,891	$1,916	$1,929	$1,910
Losses and loss adjustment expenses	1,176	2,185	1,633	1,349	1,314
Underwriting expenses	564	607	611	571	541
Statutory underwriting gain (loss)	$113	$(901)	$(328)	$9	$55

Policies in force (in thousands)
Automobile	2,559	2,570	2,574	2,571	2,554
Homeowners and other	5,183	5,210	5,226	5,225	5,195

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Automobile) (1) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Statutory underwriting

Gross written premiums	$923	$952	$950	$881	$904
Net written premiums	$918	$948	$946	$876	$900

Net earned premiums	$896	$908	$912	$913	$902
Losses and loss adjustment expenses	620	722	707	757	641
Underwriting expenses	249	249	245	237	235
Statutory underwriting gain (loss)	$27	$(63)	$(40)	$(81)	$26

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	69.2%	79.5%	77.5%	82.9%	71.1%
Underwriting expense ratio	26.6%	26.2%	25.8%	26.0%	25.4%
Combined ratio	95.8%	105.7%	103.3%	108.9%	96.5%

Impact of catastrophes on combined ratio	0.1%	6.8%	2.1%	1.0%	1.0%
Impact of prior year reserve development on combined ratio	-0.1%	-0.3%	2.2%	3.7%	-0.2%

Catastrophe losses, net of reinsurance:
Pre-tax	$1	$61	$20	$8	$9
After-tax	$—	$41	$12	$6	$6

Policies in force (in thousands)	2,497	2,502	2,501	2,494	2,473
Change from prior year quarter	2.0%	1.4%	0.8%	0.2%	-1.0%
Change from prior quarter	0.3%	0.2%	0.0%	-0.3%	-0.8%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012
Billing and policy fees	$12	$11	$11	$11	$12

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Statutory underwriting

Gross written premiums	$891	$1,136	$1,179	$1,015	$912
Net written premiums	$845	$1,078	$1,056	$944	$855

Net earned premiums	$932	$954	$974	$982	$973
Losses and loss adjustment expenses	532	1,428	899	564	643
Underwriting expenses	263	308	312	282	262
Statutory underwriting gain (loss)	$137	$(782)	$(237)	$136	$68

Other statistics
GAAP Combined ratio (2):
Loss and loss adjustment expense ratio	57.1%	149.7%	92.3%	57.4%	66.0%
Underwriting expense ratio	30.0%	29.3%	28.8%	29.3%	29.0%
Combined ratio	87.1%	179.0%	121.1%	86.7%	95.0%

Impact of catastrophes on combined ratio	5.6%	92.9%	39.6%	6.3%	10.7%
Impact of prior year reserve development on combined ratio	-6.1%	-4.7%	-2.8%	-4.0%	-1.1%

Catastrophe losses, net of reinsurance:
Pre-tax	$52	$887	$385	$62	$104
After-tax	$34	$576	$251	$40	$68

Policies in force (in thousands)	5,135	5,157	5,167	5,162	5,128
Change from prior year quarter	2.7%	1.8%	1.3%	0.8%	-0.1%
Change from prior quarter	0.3%	0.4%	0.2%	-0.1%	-0.7%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012
Billing and policy fees	$9	$9	$9	$9	$10

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Direct to Consumer (1) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Net written premiums
Automobile	$24	$24	$27	$25	$29
Homeowners and other	6	9	9	10	9
Total net written premiums	$30	$33	$36	$35	$38

Revenues
Premiums	$25	$29	$30	$34	$35
Other revenues	1	—	1	—	—
Total revenues	26	29	31	34	35

Claims and expenses
Claims and claim adjustment expenses	23	36	28	27	31
Amortization of deferred acquisition costs	1	—	1	1	1
General and administrative expenses	53	48	54	51	42
Total claims and expenses	77	84	83	79	74

Operating loss before federal income taxes	(51)	(55)	(52)	(45)	(39)
Income taxes	(18)	(19)	(18)	(16)	(14)
Operating loss	$(33)	$(36)	$(34)	$(29)	$(25)

Other statistics
Policies in force (in thousands)
Automobile	62	68	73	77	81
Homeowners and other	48	53	59	63	67

Unfavorable prior year reserve development	$3	$2	$2	$—	$2

Catastrophes, net of reinsurance:
Pre-tax	$—	$9	$3	$1	$2
After-tax	$—	$5	$2	$—	$1

(1)  Represents incremental premiums, other revenues and claims and expenses of Direct to Consumer business activities included in Personal Insurance operating income (loss).

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Interest Expense and Other ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Revenues
Other revenues	$—	$—	$—	$(1)	$(4)

Claims and expenses
Interest expense	96	97	97	96	96
General and administrative expenses	15	30	5	6	7
Total claims and expenses	111	127	102	102	103

Operating loss before federal income tax benefit	(111)	(127)	(102)	(103)	(107)
Income taxes	(43)	(46)	(37)	(38)	(39)
Operating loss	$(68)	$(81)	$(65)	$(65)	$(68)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Consolidated Balance Sheet (in millions)

	March 31,	December 31,
	2012 (1)	2011

Assets
Fixed maturities, available for sale, at fair value (amortized cost $60,777 and $59,994)	$64,943	$64,232
Equity securities, available for sale, at fair value (cost $419 and $414)	583	559
Real estate investments	860	865
Short-term securities	3,373	3,594
Other investments	3,485	3,451
Total investments	73,244	72,701

Cash	258	214
Investment income accrued	717	768
Premiums receivable	5,884	5,730
Reinsurance recoverables	10,696	11,182
Ceded unearned premiums	955	828
Deferred acquisition costs	1,801	1,786
Deferred taxes	—	7
Contractholder receivables	5,263	5,186
Goodwill	3,365	3,365
Other intangible assets	417	433
Other assets	2,266	2,402
Total assets	$104,866	$104,602

Liabilities
Claims and claim adjustment expense reserves	$50,973	$51,419
Unearned premium reserves	11,232	11,102
Contractholder payables	5,263	5,186
Payables for reinsurance premiums	511	389
Deferred taxes	120	—
Debt	6,606	6,605
Other liabilities	5,289	5,424
Total liabilities	79,994	80,125

Shareholders’ equity
Common stock (1,750.0 shares authorized; 389.8 and 392.8 shares issued and outstanding)	20,851	20,732
Retained earnings	20,223	19,579
Accumulated other comprehensive income	2,039	2,005
Treasury stock, at cost (355.8 and 349.0 shares)	(18,241)	(17,839)
Total shareholders’ equity	24,872	24,477
Total liabilities and shareholders’ equity	$104,866	$104,602

(1)  Preliminary.

The Travelers Companies, Inc. Investment Portfolio (at carrying value, $ in millions)

	March 31,	Pre-tax Book	December 31,	Pre-tax Book
	2012	Yield (1)	2011	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$26,402	4.20%	$25,711	4.33%
Tax-exempt fixed maturities	38,541	3.96%	38,521	4.01%
Total fixed maturities	64,943	4.06%	64,232	4.14%

Non-redeemable preferred stocks	132	6.33%	131	6.30%
Common stocks	451		428
Total equity securities	583		559

Real estate investments	860		865

Short-term securities	3,373	0.18%	3,594	0.13%

Private equities	1,903		1,827
Hedge funds	464		535
Real estate partnerships	615		601
Mortgage loans	36	6.25%	36	6.28%
Trading securities	24		25
Other investments	443		427
Total other investments	3,485		3,451

Total investments	$73,244		$72,701

Net unrealized investment gains, net of tax, included in shareholders’ equity	$2,838		$2,871

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data (at carrying value, $ in millions)

	March 31,	December 31,
	2012	2011
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,462	$2,497
Obligations of states and political subdivisions:
Pre-refunded	7,933	7,332
All other	31,082	31,690
Total	39,015	39,022
Debt securities issued by foreign governments	2,391	2,318
Mortgage-backed securities - principally obligations of U.S. Government agencies	3,469	3,515
Corporates (including redeemable preferreds)	17,606	16,880
Total fixed maturities	$64,943	$64,232

Fixed Maturities

Quality Characteristics (1)

	March 31, 2012
	Amount	% of Total
Quality Ratings
Aaa	$28,887	44.5%
Aa	20,547	31.6
A	8,151	12.5
Baa	5,325	8.2
Total investment grade	62,910	96.8
Ba	986	1.5
B	490	0.8
Caa and lower	557	0.9
Total below investment grade	2,033	3.2
Total fixed maturities	$64,943	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.4

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Gross investment income
Fixed maturities	$642	$634	$633	$634	$620
Short-term securities	4	3	3	2	2
Other	140	129	62	24	128
	786	766	698	660	750
Investment expenses	7	8	8	8	10
Net investment income, pre-tax	779	758	690	652	740
Income taxes	157	152	129	111	147
Net investment income, after-tax	$622	$606	$561	$541	$593

Effective tax rate	20.2%	20.1%	18.6%	16.9%	19.9%

Average invested assets (1)	$70,771	$70,476	$70,474	$70,067	$69,494

Average yield pre-tax (1)	4.4%	4.3%	3.9%	3.7%	4.3%
Average yield after-tax	3.5%	3.4%	3.2%	3.1%	3.4%

(1)  Excludes net unrealized investment gains, net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized and Unrealized Investment Gains ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Net realized investment gains
Fixed maturities	$10	$14	$—	$11	$8
Equity securities	1	26	(4)	17	3
Other (1)	9	(21)	6	(14)	(1)
Realized investment gains before tax	20	19	2	14	10
Related taxes	7	6	1	5	5
Net realized investment gains	$13	$13	$1	$9	$5

Gross investment gains (1)	$109	$102	$132	$107	$121
Gross investment losses before impairments (1)	(85)	(79)	(118)	(88)	(107)
Net investment gains before impairments	24	23	14	19	14
Other-than-temporary impairment losses:
Total gains	2	5	9	14	—
Non-credit component of impairments recognized in accumulated other comprehensive income	(6)	(9)	(21)	(19)	(4)
Other-than-temporary impairment losses	(4)	(4)	(12)	(5)	(4)
Net realized investment gains before tax	20	19	2	14	10
Related taxes	7	6	1	5	5
Net realized investment gains	$13	$13	$1	$9	$5

	March 31,	June 30,	September 30,	December 31,	March 31,
	2011	2011	2011	2011	2012

Net unrealized investment gains, net of tax, by asset type
Fixed maturities	$2,556	$3,209	$3,944	$4,238	$4,166
Equity securities & other	193	176	118	161	181
Unrealized investment gains before tax	2,749	3,385	4,062	4,399	4,347
Related taxes	943	1,163	1,398	1,528	1,509

Balance, end of period	$1,806	$2,222	$2,664	$2,871	$2,838

(1)  Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$47	$32	$46	$47	$47
Gross investment Treasury future losses	$47	$53	$77	$57	$41

The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

	March 31,	December 31,
	2012	2011
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$5,735	$6,216
Allowance for uncollectible reinsurance	(305)	(345)
Net reinsurance recoverables	5,430	5,871
Mandatory pools and associations	1,985	2,020
Structured settlements	3,281	3,291
Total reinsurance recoverables	$10,696	$11,182

The Company’s top five reinsurer groups, including retroactive reinsurance, by reinsurance recoverable is as follows:

	A.M. Best Rating of Group’s	March 31,	December 31,
Reinsurer	Predominant Reinsurer	2012	2011
Munich Re Group	A+ second highest of 16 ratings	$614	$670
Swiss Re Group	A+ second highest of 16 ratings	592	626
Alleghany Group (1)	A third highest of 16 ratings	312	349
Berkshire Hathaway Group	A++ highest of 16 ratings	287	289
XL Capital Group	A third highest of 16 ratings	266	281

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at March 31, 2012, after deducting mandatory pools and associations and structured settlement balances, $4.4 billion, or 81%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99% were rated A- or better.  The remaining 19% net recoverables from reinsurers were comprised of the following:  6% related to the Company’s participation in voluntary pools, 10% related to recoverables from captive insurance companies and 3% were balances from other companies not rated by A.M. Best Company.  In addition, $1.6 billion of the net recoverables were collateralized by letters of credit, funds held and trust agreements at March 31, 2012.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amount due from the life insurance company related to the structured settlement is included in the Company’s consolidated balance sheet as a liability and as a reinsurance recoverable, as the Company retains the contingent liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.  The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	March 31,	December 31,
Group	Predominant Insurer	2012	2011
Fidelity and Guaranty Life	B++ fifth highest of 16 ratings	$1,002	$1,007
Metlife	A+ second highest of 16 ratings	484	488
Genworth	A third highest of 16 ratings	446	449
Symetra	A third highest of 16 ratings	261	264
ING Group	A third highest of 16 ratings	223	222

(1)  In 1Q 2012, Alleghany Corporation and Transatlantic Holdings, Inc. completed their merger.  As a result, Transatlantic became an operating subsidiary of Alleghany.

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012
Statutory Basis Reserves for Losses and Loss Adjustment Expenses

Business Insurance
Beginning of period	$30,505	$30,489	$31,158	$31,253	$31,131
Incurred	1,736	2,540	2,167	1,846	1,663
Paid	(1,759)	(1,874)	(2,059)	(1,968)	(1,792)
Foreign exchange and other	7	3	(13)	—	4
End of period	$30,489	$31,158	$31,253	$31,131	$31,006

Financial, Professional & International Insurance
Beginning of period	$6,068	$6,267	$6,297	$6,076	$6,019
Incurred	430	375	294	375	341
Paid	(294)	(357)	(412)	(428)	(361)
Foreign exchange and other	63	12	(103)	(4)	46
End of period	$6,267	$6,297	$6,076	$6,019	$6,045

Personal Insurance
Beginning of period	$3,662	$3,545	$4,027	$3,909	$3,749
Incurred	1,176	2,185	1,633	1,349	1,314
Paid	(1,293)	(1,703)	(1,751)	(1,509)	(1,323)
End of period	$3,545	$4,027	$3,909	$3,749	$3,740

Total
Beginning of period	$40,235	$40,301	$41,482	$41,238	$40,899
Incurred	3,342	5,100	4,094	3,570	3,318
Paid	(3,346)	(3,934)	(4,222)	(3,905)	(3,476)
Foreign exchange and other	70	15	(116)	(4)	50
End of period	$40,301	$41,482	$41,238	$40,899	$40,791

Prior Year Reserve Development: Unfavorable (Favorable)

Business Insurance
Asbestos	$—	$—	$175	$—	$—
Environmental	—	76	—	—	—
All other	(143)	(103)	(201)	(49)	(248)
Prior year development excluding accretion of discount	(143)	(27)	(26)	(49)	(248)
Accretion of discount	11	12	11	11	12
Total Business Insurance	(132)	(15)	(15)	(38)	(236)

Financial, Professional & International Insurance	(39)	(96)	(153)	(72)	(46)

Personal Insurance	(55)	(45)	(5)	(5)	(10)
Total	$(226)	$(156)	$(173)	$(115)	$(292)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Asbestos and Environmental Reserves ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Asbestos reserves
Beginning reserves:
Direct	$2,941	$2,876	$2,808	$2,921	$2,780
Ceded	(393)	(374)	(370)	(388)	(341)
Net	2,548	2,502	2,438	2,533	2,439
Incurred losses and loss expenses:
Direct	—	—	195	—	—
Ceded	—	—	(20)	—	—
Losses paid:
Direct	65	68	82	141	56
Ceded	(19)	(4)	(2)	(47)	(1)
Ending reserves:
Direct	2,876	2,808	2,921	2,780	2,724
Ceded	(374)	(370)	(388)	(341)	(340)
Net	$2,502	$2,438	$2,533	$2,439	$2,384

Environmental reserves
Beginning reserves:
Direct	$354	$339	$394	$373	$346
Ceded	(3)	(3)	(6)	(6)	(5)
Net	351	336	388	367	341
Incurred losses and loss expenses:
Direct	—	80	—	—	—
Ceded	—	(4)	—	—	—
Losses paid:
Direct	15	25	21	27	25
Ceded	—	(1)	—	(1)	(1)
Ending reserves:
Direct	339	394	373	346	321
Ceded	(3)	(6)	(6)	(5)	(4)
Net	$336	$388	$367	$341	$317

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Capitalization ($ in millions)

	March 31,	December 31,
Debt	2012	2011

Short-term debt
Commercial paper	$100	$100
5.375% Senior notes due June 15, 2012 (1)	250	250
5.00% Senior notes due March 15, 2013 (1)	500	—
Total short-term debt	850	350

Long-term debt
5.00% Senior notes due March 15, 2013 (1)	—	500
5.50% Senior notes due December 1, 2015 (1)	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	500
3.90% Senior notes due November 1, 2020 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067 (1)	115	115
Total long-term debt	5,769	6,269
Unamortized fair value adjustment	53	53
Unamortized debt issuance costs	(66)	(67)
	5,756	6,255
Total debt	6,606	6,605

Common equity (excluding net unrealized investment gains, net of tax)	22,034	21,606

Total capital (excluding net unrealized investment gains, net of tax)	$28,640	$28,211

Total debt to capital (excluding net unrealized investment gains, net of tax)	23.1%	23.4%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statutory to GAAP Shareholders’ Equity Reconciliation ($ in millions)

	March 31,	December 31,
	2012 (1)	2011

Statutory surplus	$19,867	$19,174

GAAP adjustments

Goodwill and intangible assets	3,606	3,621

Investments	4,863	4,883

Noninsurance companies	(4,479)	(4,219)

Deferred acquisition costs	1,801	1,786

Deferred federal income tax	(1,977)	(1,946)

Current federal income tax	5	(40)

Reinsurance recoverables	242	242

Furniture, equipment & software	697	708

Employee benefits	5	(9)

Agents balances	137	140

Other	105	137

Total GAAP adjustments	5,005	5,303

GAAP shareholders’ equity	$24,872	$24,477

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Cash flows from operating activities
Net income (loss)	$839	$(364)	$333	$618	$806
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment gains	(20)	(19)	(2)	(14)	(10)
Depreciation and amortization	208	197	194	203	216
Deferred federal income tax expense (benefit)	153	(16)	22	(96)	119
Amortization of deferred acquisition costs	948	970	982	976	971
Equity in income from other investments	(122)	(109)	(48)	(2)	(114)
Premiums receivable	(167)	(375)	103	202	(151)
Reinsurance recoverables	218	7	19	563	494
Deferred acquisition costs	(964)	(1,009)	(1,015)	(893)	(984)
Claims and claim adjustment expense reserves	(251)	1,140	(147)	(894)	(503)
Unearned premium reserves	175	220	217	(424)	117
Other	(384)	(374)	259	112	(147)
Net cash provided by operating activities	633	268	917	351	814

Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,849	1,385	2,007	2,163	1,615
Proceeds from sales of investments:
Fixed maturities	490	246	106	319	223
Equity securities	8	39	4	84	15
Real estate investments	—	—	1	—	—
Other investments	161	124	197	112	203
Purchases of investments:
Fixed maturities	(1,824)	(1,723)	(2,677)	(2,480)	(2,604)
Equity securities	(51)	(52)	(15)	(13)	(10)
Real estate investments	(30)	(5)	(6)	(25)	(5)
Other investments	(107)	(522)	(129)	(131)	(114)
Net sales (purchases) of short-term securities	(31)	628	216	1,205	226
Securities transactions in course of settlement	134	79	(17)	(196)	248
Other	(69)	(74)	(105)	(123)	(92)
Net cash provided by (used in) investing activities	530	125	(418)	915	(295)

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary (Continued) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Cash flows from financing activities
Payment of debt	—	(8)	—	—	—
Dividends paid to shareholders	(155)	(174)	(171)	(165)	(161)
Issuance of common stock - employee share options	168	77	25	44	77
Treasury stock acquired - share repurchase authorization	(1,104)	(256)	(395)	(1,164)	(354)
Treasury stock acquired - net employee share-based compensation	(44)	(2)	—	—	(52)
Excess tax benefits from share-based payment arrangements	7	4	6	1	12
Net cash used in financing activities	(1,128)	(359)	(535)	(1,284)	(478)

Effect of exchange rate changes on cash	4	—	(6)	1	3

Net increase (decrease) in cash	39	34	(42)	(17)	44
Cash at beginning of period	200	239	273	231	214
Cash at end of period	$239	$273	$231	$214	$258

Income taxes paid (received)	$112	$179	$(14)	$(59)	$20
Interest paid	$35	$156	$35	$156	$35

The Travelers Companies, Inc. Financial Supplement - First Quarter 2012 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.  Internally, the Company’s management uses these measures to evaluate performance against historical results and establish financial targets on a consolidated basis.

Some of these measures exclude net realized gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Management uses operating income to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider operating income when analyzing the results and trends of insurance companies.  Operating earnings (loss) per share is operating income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity excluding preferred stock at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net unrealized investment gains (losses), net of tax, net realized investment gains (losses), net of tax, for the period presented and preferred stock.  Adjusted average shareholders’ equity is average shareholders’ equity excluding net unrealized investment gains (losses), net of tax, for all quarters included in the calculation and, for each quarterly period included in the calculation that quarter’s net realized investment gains (losses), net of tax.

Return on equity is the ratio of annualized net income (loss) less preferred dividends to average shareholders’ equity for the periods presented.  Operating return on equity is the ratio of annualized operating income (loss) less preferred dividends to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss, resulting from natural and man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics, and catastrophes are not predictable as to timing or amount.  Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful to users of the financial statements to understand the Company’s periodic earnings and the variability in periodic earnings caused by the unpredictable nature of catastrophes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims.  Loss reserve development may be related to one or more prior years or the current year.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income, and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio) and the underwriting expense ratio.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, and billing and policy fees to net earned premiums. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

GAAP combined ratio excluding the incremental impact of the direct to consumer initiative is the GAAP combined ratio adjusted to exclude the direct, variable impact of the company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the company’s management, this is useful in an analysis of the profitability of the company’s ongoing agency business.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Gross written premiums are a measure of overall business volume.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments is the ratio of debt to total capital excluding the after-tax impact of net unrealized investment gains and losses.  In the opinion of the company’s management, the debt to capital ratio is useful in an analysis of the company’s financial leverage.

Statutory surplus represents the excess of an insurance company’s assets over its liabilities in accordance with the statutory accounting practices required by state laws and regulations.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - The Business Insurance segment offers a broad array of property and casualty insurance and insurance-related services to its clients primarily in the United States.  Business Insurance is organized into the following six groups, which collectively comprise Business Insurance Core operations: Select Accounts; Commercial Accounts; National Accounts; Industry-Focused Underwriting including Construction, Technology, Public Sector Services, Oil & Gas, and Agribusiness; Target Risk Underwriting including National Property, Inland Marine, Ocean Marine, Excess Casualty, Boiler & Machinery, and Global Partner Services; and Specialized Distribution including Northland and National Programs.  Business Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance, and certain international and other runoff operations, which collectively are referred to as Business Insurance Other.

Financial, Professional & International Insurance - The Financial, Professional & International Insurance segment includes surety and financial liability coverages, which primarily use credit-based underwriting processes, as well as property and casualty products that are primarily marketed on a domestic basis in the United Kingdom, Canada and the Republic of Ireland, and on an international basis through Lloyd’s.  The segment includes Bond & Financial Products as well as International.

Personal Insurance - The Personal Insurance segment writes a broad range of property and casualty insurance covering individuals’ personal risks.  The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.